UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 26, 2008

GEOVIC MINING CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-52646	20-5919886
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

743 Horizon Court, Suite 300A, Grand Junction, Colorado		81506
(Address of principal executive offices)		(Zip Code)

(970) 256-9681 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     The information in this Form 8-K (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On June 26, 2008, Geovic Mining Corp. (TSXV:GMC/GMC.WT/MC.WT.A/ GMC.WT.B), announced two key appointments in its senior management ranks. Wade Nesmith has been appointed Chairman of Geovic’s Board of Directors and Richard Howe has been appointed General Manager and a Director of Geovic’s 60%-owned subsidiary, Geovic Cameroon PLC (“GeoCam”), succeeding Gary Morris, whom will retain his position as Chairman of GeoCam’s Board of Directors. A copy of the press release is included as Exhibit 99.1 to this Report. Also included as Exhibit 99.2 is a copy of a release made by GeoCam in the Republic of Cameroon.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibits are furnished herewith: 99.1 Press release, dated June 26, 2008. 99.2 Press release of Geovic Cameroon PLC, dated May 29, 2008.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOVIC MINING CORP.
Registrant

June 26, 2008	By: /s/ John E. Sherborne
John E. Sherborne
Chief Executive Officer

EXHIBIT INDEX

Exhibit No. Description

99.1                   Press release dated June 26, 2008

99.2                   Press release of Geovic Cameroon PLC dated May 29, 2008